UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Abercrombie & Fitch Co.
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Abercrombie & Fitch Co. Your Vote Counts! ABERCROMBIE & FITCH CO. 2021 Annual Meeting of Stockholders Vote by June 8, 2021 11:59 p.m., Eastern Daylight Time ABERCROMBIE & FITCH CO. P.O. BOX 182168 COLUMBUS, OH 43218 D43691-P53517 You invested in ABERCROMBIE & FITCH CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2021. Get informed before you vote View the Letter to Stockholders, Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report 2020 online OR you can receive a free paper or email copy of the material(s) by requesting them on or before May 26, 2021. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 9, 2021 10:00 a.m., Eastern Daylight Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ANF2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2021 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Kerrii B. Anderson For 1b. Terry L. Burman For 1c. Felix J. Carbullido For 1d. Susie Coulter For 1e. Sarah M. Gallagher For 1f. James A. Goldman For 1g. Michael E. Greenlees For 1h. Fran Horowitz For 1i. Helen E. McCluskey For 1j. Kenneth B. Robinson For 1k. Nigel Travis For 2. Approval of a non-binding advisory resolution to approve executive compensation. For 3. Approval of an amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to authorize 1,100,000 additional shares. For 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public For accountingFirm for the Fiscal year ending January 29, 2022. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. D43692-P53517